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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                  March 5, 2001


                              Ingenuus Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                  ---------------------------------------------
                 (State or other jurisdiction of incorporation)

         000-22565                               77-0838686
    ---------------------           -----------------------------------
    (Commission File No.)           (IRS Employer Identification Number)
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                             830 East Arques Avenue
                           Sunnyvale,iaa94086nia 94086
                     ---------------------------------------
                    (Address of principal executive offices)



                                 (408) 774-2199
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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Item 4. Changes in Registrant's Certifying Accountant.

     (a) Previous independent accountants.

          (i)  On March 5, 2001, PricewaterhouseCoopers LLP
               ("PricewaterhouseCoopers") resigned as the Company's independent accountants.

          (ii) The reports of PricewaterhouseCoopers on the financial statements of the Company for each of the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports of PricewaterhouseCoopers on the financial statements of the Company for each of the past two years was qualified to express a substantial doubt about the Company's ability to continue as a going concern.

         (iii) The independent accountants resigned, and, accordingly, the change in independent accountants was not approved by the Company's Audit Committee.

          (iv) During the Company's two most recent fiscal years and through the date of this Report, the Company has had no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers would have caused it to make reference thereto in its report on the financial statements of the Company for such years, except that a disagreement arose with respect to a Fourth Quarter 2000 transaction with a customer and the recognition of revenue. After direct discussions with the customer, management concluded that the revenue related to the transaction should be deferred and PricewaterhouseCoopers agreed with management's conclusion. The Company's audit committee discussed the subject matter of this disagreement with PricewaterhouseCoopers. The Company has authorized
               PricewaterhouseCoopers to respond fully to the inquiries of the successor accountant concerning the subject matter of such disagreement.

          (v) During the Company's two most recent fiscal years and through the date of this Report, the Company has had no reportable events (as defined in Item 304 (a)(1)(v) of Regulation S-K), except that the report from PricewaterhouseCoopers to the Company's Audit
               Committee for the Fiscal Year 2000 audit noted a material weakness in the internal control structure relating to the retention of documents and contract administration.

          (vi) The Company has requested that PricewaterhouseCoopers furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated
               March 9, 2001, is filed as Exhibit 16.2 to this Form 8-K.


     (b) New independent accountants.

         The Company has not yet engaged new independent accountants.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     16.2 Letter from PricewaterhouseCoopers to the Securities and Exchange
          Commission dated March 9, 2001


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Ingenuus Corporation

    Dated:  March 9, 2001           By: /s/  MICHAEL J. CARROLL
                                        --------------------------------------
                                         Michael J. Carroll
                                         President and CEO



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                              INGENUUS CORPORATION


                           CURRENT REPORT ON FORM 8-K

                                INDEX TO EXHIBITS


 Exhibit No.    Description
 ----------     ------------
    16.2        Letter from PricewaterhouseCoopers LLP to the Securities and
                Exchange Commission dated March 9, 2001.



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